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

                                                                                                        Exhibit 99.1
                                                List of Transactions
                                                --------------------

                                           Securities Acquired or Disposed of   Amount of Securities    Ownership
                   Transaction Transaction ----------------------------------   Beneficially Owned      Form:
Title of Security     Date        Code       Amount   (A) or (D)   Price        Following Reported      Direct (D) or
-----------------     ----        ----       ------   ----------   -----        Transaction             Indirect (I)
                                                                                --------------------    -------------
                                                                                       37901
------------------ -----------  ---------  ----------- ---------- ------------  -------------------- -----------
Common Stock       05/09/2007      S            100     D          55.11               37801             D
------------------ -----------  ---------  --------- ---------- ---------       -------------------- -----------
Common Stock       05/09/2007      S            100     D          55.16               37701             D
 ------------------ -----------  ---------  --------- ---------- ---------      -------------------- -----------
Common Stock       05/09/2007      S            200     D          55.17               37501             D
 ------------------ -----------  ---------  --------- ---------- ---------      -------------------- -----------
Common Stock       05/09/2007      S            200     D          55.19               37301             D
------------------ -----------  ---------  --------- ---------- ---------       -------------------- -----------
Common Stock       05/09/2007      S            400     D          55.20               36901             D
------------------ -----------  ---------  --------- ---------- ---------       ------------------- ------------
Common Stock       05/09/2007      S            500     D          55.23               36401             D
 ------------------ -----------  ---------  --------- ---------- ---------      -------------------- -----------
Common Stock       05/09/2007      S            900     D          55.24               35501             D
------------------ -----------  ---------  --------- ---------- ---------       -------------------- -----------
Common Stock       05/09/2007      S           1200     D          55.25               34301             D
------------------ -----------  --------- --------- ----------  ---------       -------------------- -----------
Common Stock       05/09/2007      S            100     D          55.26               34201             D
------------------ -----------  --------- --------- ----------  ---------       -------------------- -----------
Common Stock       05/09/2007      S            800     D          55.27               33401             D
------------------ -----------  --------- --------- ----------  ---------       -------------------- -----------
Common Stock       05/09/2007      S            600     D          55.28               32801             D
------------------ -----------  --------- ----------- ---------- --------       -------------------- -----------
Common Stock       05/09/2007      S            100     D          55.29               32701             D
------------------ -----------  --------- ---------- ---------- ---------       -------------------- -----------
Common Stock       05/09/2007      S            300     D          55.30               32401             D
------------------ -----------  --------- ---------- ---------- ---------       -------------------- -----------
Common Stock       05/09/2007      S            200     D          55.31               32201             D
------------------ -----------  ---------  ---------- ---------- ---------      -------------------- -----------
Common Stock       05/09/2007      S           1000     D          55.32               31201             D
------------------ -----------  ---------  ---------- ---------- ---------      -------------------- -----------
Common Stock       05/09/2007      S            200     D          55.33               31001             D
------------------ -----------  ---------  ---------- ---------- ---------      -------------------- -----------
Common Stock       05/09/2007      S           1000     D          55.34               30001             D
------------------ -----------  ---------  ---------- ---------- ---------      -------------------- -----------
Common Stock       05/09/2007      S            800     D          55.35               29201             D
------------------ -----------  ---------  ----------- ---------- ---------     -------------------- -----------
Common Stock       05/09/2007      S            200     D          55.38               29001             D
 ----------------- -----------  ---------  ----------- ---------- ---------     -------------------- -----------
Common Stock       05/09/2007      S            400     D          55.40               28601             D
------------------ -----------  ---------  --------- ---------- ---------       -------------------- -----------
Common Stock       05/09/2007      S            300     D          55.44               28301             D
------------------ -----------  ---------  --------- ---------- ---------       -------------------- -----------
Common Stock       05/09/2007      S            400     D          55.45               27901             D
------------------ -----------  ---------  --------- ---------- ---------       -------------------- -----------

                                       Total 10,000               $55.30
                                       ------------               ------
                                       ------------               ------
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